HOLOBEAM, INC.
         217 First Street, Ho-Ho-Kus, New Jersey 07423
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



     The Annual Meeting of Stockholders of HOLOBEAM, INC., a Delaware Corporation (the
"Company"), will be held on May 2, 2001 at the Radisson Inn, Paramus, New Jersey at 10:00 A.M.
for the purpose of considering and voting upon the following matters:

     1. The election of Melvin S. Cook as a Class III member of the Board of Directors of the Company, to serve in such capacity until the 2004 Annual Meeting and until his successor shall be duly elected and shall qualify.

     2. The ratification of the appointment of R.A. Fredericks & Company, LLP to serve as the Company's independent certified public accountants for the fiscal year beginning October 1, 2000.

     3. The transaction of such other business as may properly come before the meeting.

     In accordance with the provision of the By-laws, the Board of Directors has fixed the close of business on April 4, 2001 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, said meeting.

     Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A stockholder executing a proxy may revoke it at any time before it is voted. If you attend the meeting, you may elect to vote in person, even though you have sent in a proxy.


                          By Order of the Board of Directors of
                                                 HOLOBEAM, INC.

                                                 Melvin S. Cook
                                                      President

Dated:  April 11, 2001


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                         HOLOBEAM, INC.

         217 First Street, Ho-Ho-Kus, New Jersey 07423

                        PROXY STATEMENT

                 Annual Meeting of Shareholders
                          May 2, 2001


                            PROXIES
     The enclosed proxy is solicited by and on behalf of the Board of Directors of Holobeam, Inc., a Delaware Corporation (the "Company"), and is revocable at any time before its exercise by notice in writing to the Company at its office at 217 First Street, Ho-Ho-Kus, New Jersey 07423 (201-445-2420). If you return a proxy and attend the meeting, you may vote in person instead of by proxy if you desire to do so. When proxies in the form accompanying this proxy statement are returned properly executed, the shares represented thereby will be voted in accordance with your direction and, in the absence of your direction, will be voted as recommended by the Board of Directors, as indicated on the enclosed proxy and in the proxy statement. Proxies may be revoked by returning a later dated proxy or attending the meeting where you may vote in person if you desire to do so.
Melvin S. Cook and Beverly Cook intend to vote their shares in favor of Items 1, 2 and 3, listed on the proxy. The costs of soliciting proxies will be borne by the Company which may enlist the assistance of banks, bankers and brokerage houses in additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name.
In addition to the soliciting of proxies by use of the mails, directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telefax, telephone or personal interview. The Annual Report of the Company for the fiscal year ended September 30, 2000 is being mailed this April 11, 2001 together with the proxy statement, to each Shareholder of record as of April 4, 2001. The Annual Report does not constitute part of this proxy statement.

         OUTSTANDING VOTING STOCK AND PRINCIPAL HOLDERS

     Only stockholders of record at the close of business on April 4, 2001 are entitled to vote at the Annual Meeting. The number of voting shares of stock of the Company outstanding on that date and entitled to vote was 290,912 shares of common stock, par value $0.10 per share. Each share of common stock is entitled to one vote on all matters.
     The stockholding of each person who is known by the Company to own beneficially more than 5% of the Company's common stock is as follows as of April 4, 2001:

                                              Amount and Nature of    Percent
Title of Class   Name and Address              Beneficial Ownership     of Class
Common Stock,    Melvin S. Cook                     124,500                42.8
par value $0.10  217 First Street
per share...     Ho-Ho-Kus, New Jersey 07423


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                                              Amount and Nature of    Percent
Title of Class    Name and Address            Beneficial Ownership     of Class
Common Stock,     Beverly Cook                          95,000              32.6
par value $0.10   217 First Street
per share         Ho-Ho-Kus, New Jersey 07423

     The stockholding of each person who is a director (including the nominee for election at the 2001 Annual Meeting) and of all officers and directors as a group is as follows:

                                                Amount            Percent
Name                Title of Class           Beneficially Owned  of Class
Melvin S. Cook      Common Stock,                124,500           42.8
                    par value $0.10
                    per share
Beverly Cook        Common Stock,                 95,000           32.6
                    par value $0.10
                    per share
All Directors and   Common Stock,                219,500           75.4
Officers as a       par value $0.10
Group (3 persons)   per share

     There are no contractual arrangements that might result in a change of control of the Company.



MATTERS TO BE PRESENTED AT MEETING

1.   Election of Class III Members of the Board of Directors.

     Pursuant to amendments to the Certificate of Incorporation and By-laws of the Company adopted at the 1974 Annual Meeting, the Board of Directors of the Company consists of three classes, each of which may contain one member or more. Each class is elected in separate consecutive years to serve until the third annual meeting following the date of election.

     William M. Hackett, Melvin S. Cook and Beverly Cook presently serve as the Class I (Mr.
Hackett), Class II (Mrs. Cook) and Class III (Mr. Cook) members of the Board of Directors for respective terms expiring at the 2002, 2003 and 2001 Annual Meetings.

     One director is to be elected at the 2001 Annual Meeting; such director to serve as a Class
III member of the Board of Directors until the 2004 Annual Meeting and until his successor shall be
duly elected and shall qualify.

     The following tables set forth information regarding Melvin S. Cook, who is the nominee of

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management to serve as the Class III member of the Board of Directors, as well as information
regarding Beverly Cook and William M. Hackett, who serve as the Secretary and continuing Class
II (Mrs. Cook) and the Treasurer and continuing Class I (Mr. Hackett) members of the Board of
Directors.


                Present and Continuing Directors

                   Position with Company             Date When       Director
Name               Principal Occupation             Term Expires     Since
Melvin S. Cook     Chairman of the Board of              2001           1968
Age 69             Directors and President of
                   the Registrant since its
                   formation.

William M. Hackett  Vice President of Registrant         2002           1984
Age 58              from August 23, 1975 until
                    June 1, 1981 and Controller of
                    Registrant and member of
                    accounting staff from October
                    1973 to August 1975.  Treasurer of
                    Registrant from June 1981 to present.
                    Vice President of
                    CMA Co., Inc. from November
                    1988 to 1998.  Elected President
                    in 1998.

Beverly Cook        Office Manager of Registrant           2003          1995
Age 64              from June 1, 1981 until present.
                    Secretary of Registrant from
                    May 1997 to present.

     The Board of Directors does not maintain an audit, nominating or similar committee of the Board of Directors.

     During the fiscal year of the Company ended September 30, 2000, four (4) meetings of the
Board of Directors were held. Directors did not receive any fees for attending meetings.

     The shares represented by your proxy will be voted in accordance with your direction as to the election of a director. In the absence of direction, the shares represented by your proxy will be voted FOR the election of Melvin S. Cook as the nominee of the Board of Directors. In case the nominee should become unavailable for any currently unforeseen reason, the persons named as proxies will vote for a substitute to be nominated by management or the shareholders attending or by their proxies or by the Board of Directors.


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Remuneration and Other Transactions with Management and Others

     The aggregate amount of remuneration paid by the Company, directly and indirectly, during the fiscal year ended September 30, 2000 to each director and each officer who received in excess of $100,000, and to all directors and officers of the Company as a group was as follows:

    (A)                           (B)                 (C)       (D)
Number of Persons in Group    Salaries               Bonus     Other
Melvin S. Cook                $306,250.00              0         0

All Directors and Officers    $423,138.00              0         0
as a group (3 in Number)

     The Company does not pay directors any fees for attending meetings, nor does it reimburse directors for travel or lodging expenses incurred in connection therewith.

     The following tabulation shows, as to all directors and officers as a group, (i) the amount of options granted since the beginning of the Company's 2000 fiscal year; (ii) the amount of shares acquired during the aforesaid period through the exercise of options granted since the beginning of
the Company's 2000 fiscal year to prior thereto; and (iii) the amount of shares subject to all unexercised options held as of April 11, 2001.

Number of Shares           All Directors and Officers as a Group (3 Persons)

Granted   October 1, 1999
through September 30, 2000                        0

Exercised   October 1, 1999
through September 30, 2000                        0

Unexercised at March 29, 2001                     0

2.   Selection of Independent Certified Public Accountants.

     The selection of certified public accountants to examine the financial statements of the
Company for the current fiscal year is to be submitted to the meeting for ratification. R.A. Fredericks
& Company, LLP, 170 Changebridge Road, Unit B-4, Montville, New Jersey 07045, was selected by the Board of Directors of the Company to examine such financial statements.
 The shares
represented by your proxy will be voted in accordance with your direction as to ratification of the selection by the Board of Directors for auditors for the current fiscal year.
 In the absence of
direction, the shares represented by your proxy will be voted FOR such ratification.

     In the event the shareholders do not ratify the Board's selection, the Board will reconsider the matter and will take such actions as it deems appropriate.

     It is anticipated that a representative of R.A. Fredericks & Company, LLP will be present at the meeting and will be available to respond to appropriate questions raised orally at the meeting or submitted in writing to the Company, "Attention: Accountants," and received at least 5 days before the meeting date. Such representative does not plan to make any statement at the meeting other thanto respond to questions from shareholders.

     The Board of Directors does not maintain an audit or similar committee.

     During the fiscal year of the Company ended September 30, 2000, all professional services rendered by its independent certified public accountants related to the performance by such accountants of their auditing services.

3.   Other Action at Meeting and Voting of Proxies.

     The management does not know of any matters to come before the Annual Meeting (or any adjournment thereof) other than those set forth. However, inasmuch as matters of which management is not aware may come before the meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon any such other matters, and the persons designated as proxies therein will vote, act and consent in accordance with their best judgment in respect of any such other matters. Upon receipt of such proxy (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy
Statement.

Shareholder Proposals

     No definite date for the Annual Meeting of Shareholders in 2002 has as yet been established.
Qualifying shareholders may submit to the Company for inclusion in the Company's proxy material relating to the 2002 Annual Meeting appropriate shareholder proposals that are consistent with the
Company's Certificate of Incorporation and Federal securities laws. Such proposals must be received by the Company at the Company's address (set forth at the beginning of this Proxy Statement) no later than January 1, 2002.

                                    By Order of the Board of Directors of

                                    HOLOBEAM, INC.

                                    Melvin S. Cook
                                    President

Dated:  April 11, 2001

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           HOLOBEAM, INC.
            217 First Street, Ho-Ho-Kus, New Jersey 07423
            ANNUAL MEETING OF SHAREHOLDERS - MAY 2, 2001

The undersigned stockholder of HOLOBEAM, INC. hereby appoints Beverly Cook the true and
lawful attorney, agent and proxy of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of HOLOBEAM, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HOLOBEAM, INC.
to be held at Radisson Inn,
Paramus, New Jersey on May 2, 2001 at 10 A.M., and at any and all
adjournments thereof, with all of the
powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, such attorney and proxy is authorized to vote:
1. FOR               WITHHOLD AUTHORITY TO VOTE FOR                the
  election of Melvin S. Cook,
  the sole director to be elected at the 2001 Annual Meeting as the Class III member of the Board of Directors, to serve in such capacity until the 2004 Annual Meeting and until his successor shall be duly elected and shall qualify.
2. FOR               AGAINST               ABSTAIN                ratification
   of R.A. Fredericks & Company, LLP
   as independent certified public accountants for the current year.
3. In accordance with the discretion of said proxies on such other business as may properly come before the meeting.

This Proxy is solicited on behalf of the Board of Directors. In absence of contrary specifications, it will be voted FOR Propositions: (1), (2) and (3).


Dated:    2001
                (Be sure to date your proxy)Signature

If shares are held in the name of more
than one person, all holders should sign.
Signatures should correspond with the
name or names as they appear hereon.
Persons signing in a fiduciary capacity
or as an officer or partner should
indicate their title as such.



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